UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BOTTOMLINE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Bottomline Technologies, Inc.

325 Corporate Drive,

Portsmouth, New Hampshire 03801

SUPPLEMENT TO THE PROXY STATEMENT FOR

THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 8, 2022

March 1, 2022

These definitive additional materials (“Definitive Additional Materials”) amend and supplement the definitive proxy statement dated February 2, 2022 (the “Definitive Proxy Statement”), initially mailed to stockholders on or about February 7, 2022, by Bottomline Technologies, Inc., a Delaware corporation (“Bottomline”, “we”, or “our”), for a special meeting of stockholders of Bottomline to be held on March 8, 2022 at 4:00 p.m. Eastern Time, at 325 Corporate Drive, Portsmouth, New Hampshire 03801. The purpose of the special meeting is to consider and vote upon, among other things, a proposal to adopt the Agreement and Plan of Merger (“Merger Agreement”), dated December 16, 2021, by and among Bottomline, Bottomline Intermediate Holdings III, LLC (formerly known as Project RB Parent, LLC), a Delaware limited liability company (“Parent”), and Project RB Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Bottomline (the “Merger”), and Bottomline will become a wholly owned subsidiary of Parent.

These Definitive Additional Materials have been filed by Bottomline with the Securities and Exchange Commission (the “SEC”) on March 1, 2022. Capitalized terms used but not defined herein have the meanings given to them in the Definitive Proxy Statement.

If any stockholders have not already submitted a proxy for use at the special meeting, they are urged to do so promptly. No action in connection with this supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

If any stockholders have more questions about the Merger or how to submit their proxies or if any stockholders needs additional copies of the proxy statement, this supplement, the proxy card or voting instructions, please call our Proxy Solicitor:

Innisfree M&A Incorporated

Stockholders May Call Toll-Free: (877) 687-1865

Banks & Brokers May Call Collect: (212) 750-5833

The information contained herein speaks only as of March 1, 2022 unless the information specifically indicates that another date applies.

Bottomline Technologies, Inc. (“Bottomline” or the “Company”) is planning for the closing of its acquisition by Thoma Bravo. Assuming that the requisite stockholder approval is obtained at the upcoming March 8, 2022 stockholder meeting, the closing is expected to occur in the second calendar quarter of 2022, following approval of the change of control of Bottomline Payment Services Limited (a U.K. based subsidiary of Bottomline) by the Financial Conduct Authority in the United Kingdom, as previously disclosed. Bottomline and Thoma Bravo are working together between the signing and closing on several planning exercises, including a review of the Company’s current technology systems, a product and technology platform review and an assessment of the Company’s organization and product economics. These analyses are prerequisites for any changes that the Company might make to enhance growth and profitability in the future. Bottomline is also working to identify opportunities to benefit from the procurement scale that is available to companies in the Thoma Bravo portfolio. The parties are working together to define the optimal go-forward organization and leadership team. Toward that end, Bottomline may appoint additional senior executives prior to closing, potentially including parties that have an existing relationship with Thoma Bravo. In addition, Thoma Bravo and Bottomline have been working together on a strategy to enhance the Company’s growth through acquisitions, including the identification and assessment of specific acquisition candidates.

WHERE YOU CAN FIND MORE INFORMATION

In connection with the proposed transaction between Bottomline and Thoma Bravo, Bottomline has filed with the SEC and sent to Bottomline’s stockholders a Definitive Proxy Statement. The Definitive Proxy Statement filed on February 2, 2022 was first mailed on or about February 7, 2022. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Definitive Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov. If you would like to request documents from Bottomline, please do so as soon as possible, to receive them before the special meeting. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, www.investors.bottomline.com. The information included on our website is not incorporated by reference into these Definitive Additional Materials.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Bottomline Technologies, Inc.

Attn: Corporate Secretary

325 Corporate Drive,

Portsmouth, New Hampshire 03801

(603) 436-0700

FORWARD-LOOKING STATEMENTS

These Definitive Additional Materials and any document referred to in these Definitive Additional Materials contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Definitive Proxy Statement. While the list of factors presented here, and the list of factors presented in the Definitive Proxy Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.